RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2013
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

4                      RELATED PARTY TRANSACTIONS

MLAI and the Fund entered into a transfer agency and investor services agreement with Financial Data Services, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of BAC and affiliate of MLAI. The Transfer Agent provides registrar, distribution disbursing agent, transfer agent and certain other services related to the issuance, redemption, exchange and transfer of Units. The fees charged by the Transfer Agent for its services are based on the aggregate net assets of funds managed or sponsored by MLAI. The fee rate ranges from 0.016% to 0.02% per year of the aggregate net assets. During the year ended December 31, 2013, the rate was 0.02%.  The fee is payable monthly in arrears.  MLAI allocates the Transfer Agent fees to each of the managed or sponsored funds, including the Fund, on a monthly basis based on each Fund’s net assets. The Transfer Agent fee allocated to the Fund for the year ended December 31, 2013, 2012, and 2011 amounted to $209,488, $226,250 and  $203,872, respectively, of which $33,843 and $38,237 was payable to the Registrar and Transfer Agent as of December 31, 2013 and 2012, respectively.

Typically the vast majority of the Fund’s U.S. dollar assets are maintained at MLPF&S. MLPF&S and any other BAC affiliates that hold the Fund’s cash assets receive economic benefits, which may be substantial, from holding this cash, even in low interest rate environments in which the Fund receives little, or no, interest on these cash assets.  BAC’s “Interest Earning Program,” which offers interest on cash balances subject to a negotiated schedule, will generally apply to Fund cash assets at any time they are maintained by MLAI with its affiliates.   As of December 31, 2013, the interest rate under the Interest Earning Program on U.S. dollar cash balances is the daily effective federal funds rate less 20 basis points, recalculated and accrued daily, and subject to a floor of 0%. The daily effective federal funds rate is a volume-weighted average of rates on trades arranged by the Federal Reserve Bank of New York using data provided by brokers.  Interest is computed based upon the daily net equity balance of the Fund’s account and is posted to the Fund’s account on a monthly basis.

MLPF&S charges the Fund at prevailing local interest rates for financing realized and unrealized losses on the Fund’s non-U.S. dollar-denominated positions.  Such amounts are netted against interest income due to the insignificance of such amounts.

The Fund charges Sponsor fees on the month-end net assets after all other charges at annual rates equal to 1.50% for Class A Units, 2.50% for Class C Units, and 1.10% on Class I Units.  Class D Units, Class DS Units, Class DT Units, Class M Units, Class F Units and Class F1 Units and Class G Units are not charged a Sponsor fee.

The Fund pays brokerage commissions on actual cost per round turn. The average round-turn commission rate charged to the Fund for the years ended December 31, 2013, 2012 and 2011 was approximately $4.48, $5.48 and $5.47, respectively (not including, in calculating round-turn, forward contracts on a futures-equivalent basis).

Brokerage Commissions, Interest and Sponsor fees as presented on the Statements of Operations are all received from or paid to related parties. Equity in commodity trading accounts, including cash and net unrealized profit/loss, as seen on the Statement of Financial Condition are held with a related party.

On December 31, 2011 MLAI liquidated its position in the Fund.